We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q4 2022 Earnings Call February 28, 2023

2Sterling | STRL: Fourth Quarter 2022 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Fastest growing segment in revenue growth
+ Provide value-added solutions to blue-chip customers in all major East Coast markets
+ Develop advanced, large-scale site development systems & services for data centers, e-commerce distribution centers, commercial, warehousing, transportation, energy and more

Building Solutions

+ Serve the Nation's Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work

Transportation Solutions

+ Enhanced business mix
+ Providing infrastructure solutions in the Rocky Mountain States and Texas
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater and storm drainage systems and more



NASDAQ	STRL	Shares outstanding[1]	30.6M
HQ	The Woodlands, TX	Market cap[1]	$1,164M
Employees	~3,200[3]	Revenue[2]	$1,769M
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	EBITDA[2]	$209M
Projects underway	~230[3]	Total Backlog[3]	$1.41B

STERLING

(1) Shares outstanding and Market Cap as of February 24, 2023.
(2) Full Year 2022 Revenue and EBITDA from Continuing Operations. *See EBITDA Reconciliation in the Appendix page 13.
(3) At December 31, 2022.

Sterling | STRL: Fourth Quarter 2022 3

Sterling | STRL: Fourth Quarter 2022 4 Strategic Execution | Proven Results | Strong Growth Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

+ Fourth Quarter and Full Year 2022 Results Sterling | STRL: Fourth Quarter 2022 5

Fourth Quarter and Full Year 2022 Results Highlights Continuing Operations + Revenues: $448.6 million and $1.77 billion, respectively + Net Income: $20.2 million and $96.7 million, respectively + Diluted EPS: $0.66 and $3.16, respectively + EBITDA(1): $49.9 million and $208.7 million, respectively + Cash Flow from Operations(2): $88.5 million and $219.1 million, respectively + Cash & Cash Equivalents(3): $181.5 million + Backlog(3): $1.41 billion with 14.3% margin + Combined Backlog(4): $1.69 billion with 14.2% margin Sterling | STRL: Fourth Quarter 2022 6 (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 14. (2) Cash from operations for the year ended December 31, 2022 includes both Continuing and Discontinued Operations. (3) Cash & Cash Equivalents and Backlog at December 31, 2022. (4) Combined Backlog includes Unsigned Low-bid Awards of $275 million at December 31, 2022.

Sterling | STRL: Fourth Quarter 2022 7 Quarterly Consolidated and Segment Results Continuing Operations ($ in millions) Q4 2022 Q4 2021 Revenues $ 448.6 $ 355.4 Gross Profit 69.0 52.5 G&A Expense (23.1) (23.0) Intangible Amortization (3.5) (2.9) Acquisition Related Costs (0.3) (3.9) Other Operating Expense, Net (5.0) (2.7) Operating Income 37.0 20.1 Interest, Net (5.6) (3.7) Gain on Extinguishment of Debt, Net — — Income Tax Expense (10.7) (4.6) Less: Net Income Attributable to NCI (0.4) (0.6) Net income from Continuing Operations $ 20.2 $ 11.3 Diluted EPS $ 0.66 $ 0.38 EBITDA (1) $ 49.9 $ 27.9 ($ in millions) Q4 2022 Q4 2021 E-Infrastructure Solutions Revenue $ 247.3 $ 127.2 Operating Income $ 29.8 $ 18.7 Operating Margin 12.1% 14.7 % Transportation Solutions Revenue $ 126.5 $ 149.5 Operating Income $ 5.1 $ 4.2 Operating Margin 4.0% 2.8 % Building Solutions Revenue $ 74.8 $ 78.7 Operating Income $ 8.3 $ 9.2 Operating Margin 11.0% 11.7% (1) The Company defines EBITDA as GAAP net income attributable from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 13.

Sterling | STRL: Fourth Quarter 2022 8 Full Year Consolidated and Segment Results Continuing Operations ($ in millions) 2022 2021 Revenues $ 1,769.4 $ 1,414.4 Gross Profit 274.6 203.5 G&A Expense (86.5) (69.2) Intangible Amortization (14.1) (11.5) Acquisition Related Costs (0.8) (3.9) Other Operating Expense, Net (13.3) (12.0) Operating Income 159.9 107.0 Interest, Net (19.7) (19.3) Gain on Extinguishment of Debt, Net — 1.1 Income Tax Expense (41.7) (24.9) Less: Net Income Attributable to NCI (1.7) (2.5) Net Income to STRL $ 96.7 $ 61.5 Diluted EPS $ 3.16 $ 2.11 EBITDA (1) $ 208.7 $ 138.1 ($ in millions) 2022 2021 E-Infrastructure Solutions Revenue $ 905.3 $ 468.8 Operating Income $ 121.5 $ 80.5 Operating Margin 13.4% 17.2 % Transportation Solutions Revenue $ 542.6 $ 628.2 Operating Income $ 26.6 $ 19.9 Operating Margin 4.9% 3.2 % Building Solutions Revenue $ 321.6 $ 317.4 Operating Income $ 36.7 $ 32.6 Operating Margin 11.4% 10.3% (1) The Company defines EBITDA as GAAP net income attributable from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 13.

Increased EBITDA and Cash Flow Drives Liquidity Strategy



Foward Looking EBITDA Debt Coverage Ratio
2.5
2
1.5
1
0.5
0
2.3
1.9
12/31/21
12/31/22

We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives liquidity strategy

Sterling is comfortable with a forward looking debt/ EBITDA coverage ratio of +/-2.5X.

5-Year Credit Facility

$424M Term Loan Borrowings
$75M Revolving Credit Facility (Undrawn)

Key Cash Flow Considerations

	FY 2022	FY 2021
Cash flows from Operations	$219.1M	$158.9M
Net CAPEX	$56.0M	$42.5M

- Cash at December 31, 2022 was $181.5 million
- 2023 EBITDA guidance[1]: $220M to $235M
- Expected additional 2023 noncash expenses: $31M to $35M (Stock-based compensation, noncash interest expense, deferred taxes, etc.)
- Scheduled term loan debt payments total $31.9M and $26.1M for 2023 and 2024, respectively

STERLING

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA guidance reconciliation on page 14.

Sterling | STRL: Fourth Quarter 2022 9

Sterling | STRL: Fourth Quarter 2022 10 Contact Us Sterling Ron Ballschmiede, Chief Financial Officer Mary Morley, Investor Relations Sterling Infrastructure, Inc. Tel: (281) 214-0777 The Equity Group Inc. Jeremy Hellman Tel: (212) 836-9626 jhellman@equityny.com

+ Appendix Sterling | STRL: Fourth Quarter 2022 11

Sterling | STRL: Fourth Quarter 2022 12 2023 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 13. Revenue $1,900 to $2,000 Gross Margin 15% to 16% G&A Expense as % of Revenue ~5.0% Other Operating Expense Net $12 to $13 JV Non-Controlling Interest Expense $2 to $3 Effective Income Tax Rate 28% to 29% Net Income $104 to $110 Diluted EPS $3.33 to $3.53 Expected Dilutive Shares Outstanding 31.2 EBITDA(2) $220 to $235

2023 Modeling Considerations Continued* Sterling | STRL: Fourth Quarter 2022 13 * In Millions. Non-Cash Items FY 2023 Expectations FY 2022 Depreciation $40 to $44 $38.0 Intangible Amortization $15 $14.1 Debt Issuance Cost Amortization $2 to $3 $2.2 Stock-based Compensation $12 to $14 $10.3 Deferred Taxes $17 to $18 $36.5 Other Cash Flow Items FY 2023 Expectations FY 2022 Interest Expense, including Debt Issuance $21 to $24 $19.7 CAPEX, net of disposals $55 to $60 $56.0

Sterling | STRL: Fourth Quarter 2022 14 (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. (2) Adjusted EBITDA excludes the impact of the net gain on extinguishment of debt and acquisition related costs. Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Net income from Continuing Operations $ 20,233 $ 11,270 $ 96,717 $ 61,457 Depreciation and amortization 13,253 8,456 50,575 32,503 Interest expense, net of interest income 5,645 3,663 19,706 19,266 Income tax expense 10,741 4,552 41,707 24,874 EBITDA from Continuing Operations(1) 49,872 27,941 208,705 138,100 Gain on extinguishment of debt, net — — — (1,064) Acquisition related costs 265 3,877 827 3,877 Adjusted EBITDA from Continuing Operations(2) $ 50,137 $ 31,818 $ 209,532 $ 140,913 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA FROM CONTINUING OPERATIONS RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Fourth Quarter 2022 15 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2023 Guidance Low High Net income attributable to Sterling common stockholders $ 104 $ 110 Depreciation and amortization 55 59 Interest expense, net of interest income 21 24 Income tax expense 40 42 EBITDA (1) $ 220 $ 235 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.